NET REVENUE FROM SALES	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
NET REVENUE FROM SALES

25.	NET REVENUE FROM SALES

Net sales revenue is comprised as follows:

			Consolidated
	12/31/2024	12/31/2023	12/31/2022
Gross revenue
In Brazil	29,029,141	28,383,814	30,343,033
Abroad	21,552,287	23,596,603	20,691,181
	50,581,428	51,980,417	51,034,214
Deductions
Sales returns, discounts and rebates	(786,103)	(673,746)	(371,189)
Taxes on sales	(6,107,865)	(5,868,721)	(6,300,905)
	(6,893,968)	(6,542,467)	(6,672,094)
Net revenue	43,687,460	45,437,950	44,362,120

Accounting Policy

The Company's revenue is recognized as soon as all the conditions below are met:

•	Identification of the contract for the sale of goods or provision of services
•	Identification of performance obligations
•	Determination of the contract value
•	Determinations of the amount allocated to each of the performance obligations included in the contract and
•	Revenue recognition over time or when performance obligations are completed.

The Company's operating revenues are generated through the production and sale of steel, mining, and cement products, railway and port logistics services, and energy sales. In the normal course of activities, it is measured by the fair value of the consideration the entity expects to receive in exchange for the delivery of the promised good or service to the customer.

Revenue recognition occurs when or as the entity satisfies a performance obligation by transferring the good or service to the customer, with a performance obligation understood as an executable promise in a contract with a customer to transfer a good/service or a series of goods or services.

If it is probable that discounts will be granted and the amount can be measured reliably, then the discount is recognized as a reduction in operating revenue as sales are recognized.

The Company recognizes iron ore sales revenue when product control is transferred to customers, which in most cases occurs when the product is loaded onto the vessel or vehicle for transport, at the destination port or customer facilities. There may be circumstances where judgment is required based on the control indicators highlighted above. In export sales made under the CFR (Cost and Freight) and CIF (Cost, Insurance and Freight) shipping terms, the customer has a current obligation to pay according to the sales contract terms, typically when the ship is loaded. At this point, the payment obligation covers both the product and freight, and in certain cases, insurance after the date when control of the goods transfers to the customer at the loading port.

The operating revenue from the sale of goods and services in the normal course of activities is measured by the fair value of the consideration that the entity expects to receive in exchange for delivering the promised good or service to the customer. Iron ore sales contracts are provisionally fixed at prices at the time revenues are recognized and a provisional invoice is issued as stipulated in the contract the selling price of these products can be reliably measured each period, as the price is quoted in an active market. Therefore, the fair value of the final sales price adjustment is continuously reassessed and variations in fair value are recognized as sales revenue in the income statement.